UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 29, 2020 (September 23, 2020)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, $0.10 par value	TPRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.
On September 25, 2020, Third Point Reinsurance Ltd. (the “Company”) terminated the previously disclosed debt commitment letter (the “Debt Commitment Letter”), dated as of August 6, 2020, with JPMorgan Chase Bank, N.A. (“JPMorgan”), pursuant to which JPMorgan had committed to provide an up to $125,000,000 bridge facility (the “Bridge Facility”) to finance the previously announced merger (the “Merger”) of Yoga Merger Sub Limited (“Merger Sub”), a wholly owned subsidiary of the Company with and into Sirius International Insurance Group, Ltd. (“Sirius” or “Sirius Group”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 6, 2020, by and among the Company, Sirius and Merger Sub, with Sirius continuing as the surviving company in the Merger, as a wholly owned subsidiary of the Company. The Company terminated the Debt Commitment Letter because, in light of the Company’s agreement with the Sirius Series B preference shareholders, funds committed by JPMorgan to be provided under the Bridge Facility are no longer anticipated to be necessary to consummate the Merger.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of October 1, 2020, David Junius will be appointed as Chief Operating Officer of the Company. Upon the closing of the Merger, Mr. Junius will be appointed as Chief Financial Officer of the Company, to be renamed SiriusPoint Ltd. following the Merger (the “Surviving Company”).
Christopher S. Coleman, the current Chief Financial Officer of the Company, will continue in his role through the closing of the Merger to assure a smooth and efficient transition of his duties, and it is the Company’s intention that Mr. Coleman will continue to serve in a mutually agreed senior position in the Surviving Company following the closing of the Merger.
Mr. Junius brings more than 23 years of industry experience to his new role having most recently served as the Chief Financial Officer for the International division of the General Insurance segment at American International Group, Inc. (“AIG”). Mr. Junius previously served as AIG’s Corporate Treasurer (2016 to 2018), the Head of Capital Strategy for AIG’s Treasury Group (2014 to 2016), the Chief Financial Officer and Executive Vice President for the Asia Pacific division of AIG’s Property and Casualty segment (2009 to 2014), and Managing Director of AIG Strategic Planning from 2000 to 2009. Mr. Junius holds a Bachelor of Arts in International Relations & Soviet Studies from Boston University, a Master of Arts in International Affairs from the George Washington University and an MBA in Analytical Finance & Accounting from the University of Chicago Booth School of Business.
In connection with Mr. Junius’s appointment as Chief Operating Officer, the Company entered into an offer letter with Mr. Junius, dated as of September 23, 2020. Pursuant to the offer letter, Mr. Junius is entitled to receive (a) an annual salary of $500,000, (b) a target bonus of 75% of his base salary, and (c) beginning in 2021, an annual equity award, which will have a value of $1,000,000 for the 2021 year. In addition, as soon as practicable following the commencement date, Mr. Junius will be granted a one-time restricted share award with a value equal to $1,500,000 (the “Sign-on Restricted Shares”), which will generally vest in annual installments of 20% per year on the first five anniversaries of his start date, subject to his continued employment through the applicable vesting dates. If Mr. Junius’s employment is terminated without cause or if Mr. Junius resigns for good reason (as such term is defined in the subject agreement), Mr. Junius will be entitled to receive (i) a prorated annual bonus payment for the year of termination, (ii) payment of 18 months’ base salary and (iii) 18 months of continued participation in the Company’s medical and life insurance plans at active employee rates, subject to his signing and not revoking a release of claims and his compliance with certain restrictive covenants. If Mr. Junius’s employment is terminated without cause or if Mr. Junius resigns for good reason (x) prior to the closing of the Merger, or after the Merger Agreement has terminated without the closing having occurred, the Sign-on Restricted Shares will vest in full, and (y) if the closing of the Merger has occurred, a portion of the Sign-on Restricted Shares that would otherwise have vested within two years of Mr. Junius’s termination will vest. At or as soon as practicable after the closing of the Merger, the Surviving Company and Mr. Junius will enter into an employment agreement that will reflect the terms and conditions described above. The foregoing description of the offer letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the offer letter, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated as of September 29, 2020.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

Safe Harbor Statement Regarding Forward-Looking Statements
Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the Merger, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Third Point Re and Sirius Group and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the risk that Sirius Group shareholders may not adopt the merger agreement or that Third Point Re shareholders may not approve the stock issuance, (3) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, (4) risks that any of the closing conditions to the Merger may not be satisfied in a timely manner, and (5) the risk that SiriusPoint may not achieve the expected benefits of the transaction. Discussions of additional risks and uncertainties are contained in Third Point Re’s and Sirius Group’s filings with the Securities and Exchange Commission. Neither Third Point Re nor Sirius Group is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.
Where to Find Additional Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Merger. In connection with the Merger, the Company filed with the SEC on September 23, 2020 a Registration Statement on Form S-4 that included a preliminary joint proxy statement/prospectus, and each of the Company and Sirius Group may be filing with the SEC other documents regarding the Merger. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents filed by Third Point Re and Sirius Group with the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus, and each company’s other filings with the SEC, may also be obtained from the respective companies. Free copies of documents filed with the SEC by Third Point Re will be made available free of charge on Third Point Re’s investor relations website at https://www.thirdpointre.com/investors/. Free copies of documents filed with the SEC by Sirius Group will be made available free of charge on Sirius Group’s investor relations website at https://ir.siriusgroup.com/.
Participants in the Solicitation
Third Point Re and its directors and executive officers, and Sirius Group and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from their respective shareholders in respect of the proposed merger. Information about the directors and executive officers of Third Point Re is set forth in its Annual Proxy Statement, which was filed with the SEC on April 27, 2020. Information about the directors and executive officers of Sirius Group is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 5, 2020 (as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 21, 2020). Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed merger when it becomes available.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2020	/s/ Janice R. Weidenborner
	Name:	Janice R. Weidenborner
	Title:	Executive Vice President, Group General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated as of September 29, 2020.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)